SUPPLEMENT DATED JANUARY 3, 2000
                    TO PROSPECTUS DATED NOVEMBER 10, 1999 FOR

                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


                PruSelectSM III Variable Life Insurance Contracts




The following is inserted immediately preceding the "REQUIREMENTS FOR ISSUANCE OF A CONTRACT" section, page 12.

REDUCTION OF CHARGES

We reserve the right to reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. We determine both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

     (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts;
     (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;
     (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and
     (5) any other circumstances which we believe to be relevant in determining whether reduced costs may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed. We may withdraw or modify other reductions on a uniform basis. Our reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

CVUL3-SUP  Ed. 1/2000